UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported):
               October 8,2004 (October 4, 2004)

                        Innovo Group Inc.
     (Exact Name of Registrant as Specified in Its Charter)

                            Delaware
         (State or Other Jurisdiction of Incorporation)

            0-18926                        11-2928178
    (Commission File Number)   (IRS Employer Identification No.)


5804 East Slauson Avenue, Commerce, California       90040
(Address of Principal Executive Offices)           (Zip Code)

                         (323) 725-5516
      (Registrant's Telephone Number, Including Area Code)

                               N/A
  (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

      []Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      []Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      []Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      []Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     As previously disclosed on June 23, 2004 in a Current Report on Form 8-K, on June 15, 2004, our Board of Directors authorized us to raise up to $4,000,000 dollars through the sale of convertible promissory notes and common stock purchase warrants. In June 2004, we closed a round of financing which resulted in aggregate gross proceeds to us of $2,500,000 immediately through the sale of the convertible promissory notes and up to an additional $452,000 in aggregate gross proceeds to us upon exercise of the common stock purchase warrants.

      On September 27, 2004, our Board of Directors authorized us to raise up to an additional $1,500,000 for an aggregate of $5,500,000 through the sale of additional convertible promissory notes and common stock purchase warrants on substantially similar terms. On October 4, 2004, we raised an additional $1,885,000 through the sale of convertible promissory notes and up to an additional $537,000 in aggregate gross proceeds to us upon exercise of the common stock purchase warrants.

     The convertible promissory notes in the aggregate principal amount of $1,885,000, together with common stock purchase warrants to purchase an aggregate of 235,625 shares of our common stock were sold to six "accredited investors," as defined in Regulation D promulgated under the Securities Act of 1933, as amended, or the Securities Act. The transaction documents executed with each purchaser were substantially similar to those previously filed with our Current Report on Form 8-K with the Securities and Exchange Commission on June 23, 2004, as attached thereto and incorporated therein as Exhibits 4.1, 4.2 and 4.3, respectively. Such transaction documents as filed on our Current Report on Form 8-K on June 23, 2004 and attached thereto as Exhibits 4.1, 4.2 and 4.3 are accordingly incorporated herein by reference to this Current Report on Form 8-K.

      The convertible promissory note issued to each purchaser bears interest at a rate of 7.5% per annum and has a maturity date on October 4, 2005. The convertible note is convertible at any time from the date of issuance into shares of our common stock at a price per share equal to $2.28, which is equal to 110% of the average of the closing price of our common stock for the five trading days immediately prior to October 4, 2004. We will pay interest only payments until the maturity date of the convertible note, unless it is converted or prepaid. We have an option to make one prepayment of the note, in whole or in part, without penalty at any time after three months. In the event that we elect to prepay the convertible note, the purchaser may elect within 3 days to convert all or a portion of the note into common stock and thus prevent our prepayment of the convertible note.

                           <PAGE 2>

      Each purchaser was also issued corresponding warrants to purchase shares of common stock. The number of shares that the purchaser is eligible to purchase is equal to 12.5% of the aggregate amount of each convertible promissory note and the exercise price of the warrants on a per share basis is also $2.28. The warrants on October 4, 2009 expire and are exercisable immediately. In connection with both the convertible notes and the warrants, we entered into a registration rights agreement with each of the purchasers whereby we agreed to register for resale the shares underlying the convertible notes and warrants.

      Each purchaser represented to Innovo Group that they are an "Accredited Investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act. The convertible notes and warrants were offered and sold to each purchaser in reliance upon an exemption from registration under Rule 506 of Regulation D the Securities Act.


ITEM 9.01 Financial Statements and Exhibits

(c)  Exhibits.

Exhibit
Number         Description

Exhibit 4.1*        Form of Convertible Promissory Note

Exhibit 4.2*        Form of Common Stock Purchase Warrant

Exhibit 4.3*        Form of Registration Rights Agreement

*previously filed


                           <PAGE 3>

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INNOVO GROUP INC.
                              (Registrant)

Date:  October 8, 2004             By:  /s/ Samuel J. Furrow, Jr.
                                        -------------------------
                                        Samuel J. Furrow, Jr.
                                        Chief Executive Officer and
                                         Director
                                       (Principal Executive Officer)

                           <PAGE 4>



                          Exhibit Index

Exhibit
Number         Description

Exhibit 4.1*        Form of Convertible Promissory Note

Exhibit 4.2*        Form of Common Stock Purchase Warrant

Exhibit 4.3*        Form of Registration Rights Agreement

* previously filed


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